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                                                                    Exhibit 23.1





                  CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-08417) of Multicom Publishing, Inc. of our report dated September 17, 1996 included in this Annual Report on Form 10-KSB.




PRICE WATERHOUSE LLP



Seattle, Washington
September 26, 1996